Exhibit 24

Power of Attorney

Each director and/or officer of American Eagle Outfitters, Inc. (the “Corporation” ) whose signature appears below hereby appoints Laura A. Weil or Dale E. Clifton as his or her attorneys or any of them individually as his or her attorney, to sign, in his or her name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the”Commission”), the Corporation’s Annual Report on Form 10-K (the “Form 10-K”) for the year ended February 2, 2002, and likewise to sign and file with the Commission any and all amendments to the Form 10-K, and the Corporation hereby appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Form 10-K and any amendments thereto granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

IN WITNESS WHEREOF, we have hereunto set our hands as of April 26, 2002.

Signature	Title

/S/ JAY L. SCHOTTENSTEIN Jay L. Schottenstein	Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

/S/ GEORGE KOLBER George Kolber	Vice Chairman and Director

/S/ ROGER S. MARKFIELD Roger S. Markfield	President, Chief Merchandising Officer and Director

/S/ JAMES V. O’DONNELL James V. O’Donnell	Chief Operating Officer and Director

/S/ LAURA A. WEIL Laura A. Weil	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/S/ DALE E. CLIFTON Dale E. Clifton	Vice President, Controller, and Chief Accounting Officer (Principal Accounting Officer)

/S/ ARI DESHE Ari Deshe	Director

/S/ JON P. DIAMOND Jon P. Diamond	Director

/S/ MARTIN P. DOOLAN Martin P. Doolan	Director

/S/ GILBERT W. HARRISON Gilbert W. Harrison	Director

/S/ MICHAEL G. JESSELSON Michael G. Jesselson	Director

/S/ THOMAS R. KETTELER Thomas R. Ketteler	Director

/S/ JOHN L. MARAKAS John L. Marakas	Director

/S/ DAVID W. THOMPSON David W. Thompson	Director

/S/ GERALD E. WEDREN Gerald E. Wedren	Director